Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Retirement Benefits [Abstract]
Net periodic benefit cost, 1% increase	$ 20
Net periodic benefit cost, 1% decrease	17
Benefit obligation, 1% increase	134
Benefit obligation, 1% decrease	$ 118